Exhibit 99.2


                      XIONICS DOCUMENT TECHNOLOGIES, INC.

               PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


     In February 1997, the Registrant purchased the equity of GCA Gesellschaft fur Computeranwendung mbH (GCA) for approximately $5 million in cash. The Registrant also accrued approximately $700,000 in direct costs related to the acquisition resulting in a total purchase price of approximately $5.7 million.

     This acquisition is being accounted for as a purchase. A significant portion of the purchase price, as outlined in the attached notes to these pro forma financial statements, has been identified in an appraisal as intangible assets, including approximately $5.4 million of purchased in-process research and development. (See discussion in Note 1.)

     The accompanying pro forma combined balance sheet as of December 31, 1996 assumes that the acquisition of GCA took place as of December 31, 1996. The accompanying pro forma combined condensed statement of operations assumes that the acquisition of GCA took place on July 1, 1995, the beginning of the Registrant's fiscal year ended June 30, 1996. The pro forma combined condensed statement of operations does not include the effect of any nonrecurring charges directly attributable to the acquisition.

     The accompanying pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would have been reported had the acquisition been in effect during the periods presented, or which may be reported in the future.

     The accompanying pro forma combined condensed financial statements should be read in conjunction with the historical financial statements and related notes thereto for the Registrant and GCA.

                      XIONICS DOCUMENT TECHNOLOGIES, INC.

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                            AS OF DECEMBER 31, 1996

                                  (UNAUDITED)

                                   HISTORICAL
                                     ASSETS

                                                                      PRO FORMA
                                          XIONICS         GCA        ADJUSTMENTS      COMBINED


CURRENT ASSETS:
  Cash and short-term investments        $28,792,103   $ 45,864     $(5,000,000)     $23,837,967
  Accounts receivable, net                 3,853,383    466,573                        4,319,956
  Inventory                                1,379,270    134,559                        1,513,829
  Prepaids and other current assets        3,806,647      7,242     ____________       3,813,889

      Total current assets                37,831,403    654,238      (5,000,000)      33,485,641

PROPERTY, PLANT AND EQUIPMENT, NET         2,612,767     83,748                        2,696,515

OTHER ASSETS                                 870,094      3,221                          873,315

GOODWILL AND INTANGIBLE ASSETS               132,500     ______         350,000(1)       482,500

                                         $41,446,764   $741,207     $(4,650,000)     $37,537,971

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Term loan                              $             $168,053     $                $   168,053
  Accounts payable and accrued expenses    5,978,993    497,943         700,000(1)     7,176,936
  accrued expenses
  Deferred revenue                           859,653    _______         _______          859,653

      Total current liabilities            6,838,646    665,996         700,000        8,204,642

STOCKHOLDERS' EQUITY:
  Common stock                               107,959     57,720         (57,720)(1)      107,959
  Treasury stock                            (151,246)                                   (151,246)
  Additional paid-in capital              43,782,004                                  43,782,004
  Retained Earnings (deficit)             (9,130,599)                (5,288,913)(1)  (14,405,388)
  Cumulative translation adjustment                       3,367          (3,367)
  Total stockholders' equity              34,608,118     75,211      (5,350,000)      29,333,329

                                          $41,446,76   $741,207     $(4,650,000)      $37,537,971

     The accompanying notes are an integral part of these pro forma combined condensed financial statements.

                      XIONICS DOCUMENT TECHNOLOGIES, INC.

           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996

                                  (UNAUDITED)

                                   HISTORICAL

                                                                     PRO FORMA
                                          XIONICS         GCA        ADJUSTMENTS      COMBINED

NET REVENUE                            $23,809,322     $1,929,395       $            $25,738,717

COST OF REVENUE
                                          5,791,055       844,467       ________        6,635,522

    Gross profit                         18,018,267     1,084,928                      19,103,195

RESEARCH AND DEVELOPMENT                 10,037,240       784,298                      10,821,538

SELLING, GENERAL AND ADMINISTRATION
  EXPENSES                                9,394,876       261,432         70,000(2)     9,726,308

      Income (loss) from operations      (1,413,849)       39,198        (70,000)      (1,444,651)

INTEREST INCOME                             163,686         8,642        (29,879)(3)      142,449

INTEREST EXPENSE                           (286,613)      (39,048)       _______         (325,661)

OTHER INCOME                                  4,099        86,832        _______           90,931

   Income  (loss)  before provision for  (1,532,677)       95,624                       (1,36,932)
   taxes                                                                 (99,879)

PROVISION FOR INCOME TAXES                _________        69,330        _______           69,330

      Net income (loss)                 $(1,532,677)       26,294      $(99,879)      $(1,606,262)
                                        ===========      ========        =======       ==========

NET LOSS PER COMMON AND COMMON
EQUIVALENT SHARE                        $    (0.18)                                   $     (0.19)

WEIGHTED AVERAGE COMMON AND COMMON
EQUIVALENT SHARES OUTSTANDING             8,320,392                                      8,320,392
                                          =========                                      =========


     The accompanying notes are an integral part of these pro forma combined condensed financial statements.


                      XIONICS DOCUMENT TECHNOLOGIES, INC.

             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1996

                                  (UNAUDITED)


                                   HISTORICAL



                                                                     PRO FORMA
                                          XIONICS         GCA        ADJUSTMENTS      COMBINED



NET REVENUE                            $17,945,50      $872,776       $            $18,818,283

COST OF REVENUE                         3,586,205       320,864       __________     3,907,069

      Gross profit                     14,359,302       551,912                     14,911,214

RESEARCH AND DEVELOPMENT                7,284,247       342,748                      7,626,995

SELLING, GENERAL AND ADMINISTRATION     4,571,166       114,250           35,000(2)  4,720,416
EXPENSES

      Income from operations            2,503,889        94,914          (35,000)    2,563,803

INTEREST INCOME                           351,574         3,939          (54,500)(3)   301,013

INTEREST EXPENSE                          (84,926)      (15,085)                      (100,011)

OTHER INCOME                                8,751        33,060        _________        41,811

      Income before provision for       2,779,288       116,828         (89,500)     2,806,616
      taxes

PROVISION FOR INCOME TAXES                552,857        66,376        _________       619,233


      Net income                       $2,226,431       $50,452       $ (89,500)    $2,187,383
                                       ==========       =======        =========    ==========

NET  INCOME  PER  COMMON AND
COMMON EQUIVALENT SHARE                $     0.20                                        $0.19
                                       ===========                                  ==========

WEIGHTED  AVERAGE COMMON AND
COMMON EQUIVALENT SHARES OUTSTANDING    11,330,226                                  11,330,226
                                        ==========                                  ==========


     The accompanying notes are an integral part of these pro forma combined condensed financial statements.

                      XIONICS DOCUMENT TECHNOLOGIES, INC.

      NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


     (1) Allocation of Purchase Price

     The following outlines the allocation of purchase price for the acquisition of GCA:

   Purchased in-process R&D       $5,400,000
   Assembled workforce               150,000
   Goodwill                          200,000
                                   5,750,000

   Net  book   value  of  assets      50,000
   acquired  as of  December 31,
   1996

                                  $5,700,000

     	(1) For purposes of these pro forma combined condensed financial statements, the purchased in-process R&D was assumed to have been written off prior to the period presented herein, in order that the statements of operations presented have only recurring costs included.

     (2) Pro Forma Adjustments

      The following is a description of each pro forma combining adjustment:

                1.   To record purchase price of $5,400,000 outlined in Note 1.

                2. Amortization of intangibles of $350,000 based on their estimated useful life of 5 years.

                3. Reduce interest income as a result of utilizing cash for acquisition.